Supplement Dated February 9, 2022
To The Prospectus Dated April 26, 2021, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity product(s).

Effective April 25, 2022, pending approval of shareholders at a special meeting expected to be held on March 25, 2022, the JNL/Mellon MSCI KLD 400 Social Index Fund’s (the “Fund”) investment objective, investment strategy, and principal risks will change. The Fund’s name will change to the JNL/Morningstar U.S. Sustainability Index Fund, and there will also be a change to its primary and secondary benchmarks. Mellon Investments Corporation will remain the sub-adviser for the Fund. In connection with these changes, effective April 25, 2022, the JNL/Morningstar U.S. Sustainability Index Fund will seek to invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in securities included in the Morningstar® US Sustainability Index℠ (the “Index”), including depositary receipts representing securities of the Index.

This Supplement is dated February 9, 2022.